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                                                                   EXHIBIT 10.16

                              EXTENSION AGREEMENT
                              -------------------


     WHEREAS, Ballantyne of Omaha, Inc. ("Ballantyne"), an Omaha corporation with offices at 4350 McKinley Road, Omaha, Nebraska 68112, and John Wilmers, an individual, then residing at 15505 Howard Circle, Omaha, Nebraska 68154 (now residing at 17116 S Street, Omaha, Nebraska 68135) ("Employee"), entered into an Agreement pursuant to which Ballantyne employed Wilmers for a term of five years commencing on October 15, 1991, and

     WHEREAS, Ballantyne and Wilmers desire to extend such contract for an additional one year period,

     NOW, THEREFORE, it is agreed by and between the parties as follows:

     1. The term of said Employment Agreement is hereby extended for an additional one year period from and after October 15, 1996.

     2. All other terms, provisions and conditions of said Employment Agreement shall remain in full force and effect.

     Dated this 8th day of July, 1996.

                                      BALLANTYNE OF OMAHA, INC.


                                   By: /s/ Ronald H. Echtenkamp
                                      ------------------------------
                                      President


                                      /s/ John Wilmers
                                      ------------------------------
                                      John Wilmers